FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     APRIL 14, 2003
                                                  ------------------------------


                           FLAG FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


GEORGIA                           000-24532                      58-209417
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(State or other jurisdiction     (Commission                   (IRS Employer
of incorporation)                 File Number)               Identification No.)


3475 PIEDMONT ROAD, SUITE 550, ATLANTA, GEORGIA                    30305
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:     (404) 760-7700
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

          On April 14, 2003, Flag Financial Corporation issued a press release reporting its first quarter 2003 results of operations. A copy of the press release is attached as an exhibit to this report.


ITEM 7.   EXHIBITS
          --------

          (c)  Exhibits
               --------

          No.          Description
          ---          -----------

          99.1         Press Release dated April 14, 2003.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 16, 2003                FLAG FINANCIAL CORPORATION


                                     By:  /s/ J. Daniel Speight
                                        ----------------------------------------
                                          J. Daniel Speight
                                          Vice Chairman, Chief Financial Officer
                                          and Secretary

                                  EXHIBIT INDEX



NO.      DESCRIPTION
---      -----------

99.1     Press Release dated April 14, 2003.


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